BC Registry Services
British Columbia

Mailing Address:
PO Box 9431 Stn Prov Govt
Victoria BC V8W 9V3
www.corporateonline.gov.bc.ca

Location:
2nd Floor - 940 Blanshard Street
Victoria BC
250 356-8626

Notice of Articles

BUSINESS CORPORATIONS ACT

This Notice of Articles was issued by the Registrar on: June 11, 2013 10:06 AM Pacific Time

Incorporation Number: **C0972133**

Recognition Date and Time: *Continued into British Columbia on June 11, 2013 10:06 AM Pacific Time*

NOTICE OF ARTICLES

Name of Company:

VISTA GOLD CORP.

REGISTERED OFFICE INFORMATION

Mailing Address:
1200 WATERFRONT CENTRE
200 BURRARD STREET
PO BOX 48600
VANCOUVER BC V7X 1T2
CANADA

Delivery Address:
1200 WATERFRONT CENTRE
200 BURRARD STREET
VANCOUVER BC V6C 3L6
CANADA

RECORDS OFFICE INFORMATION

Mailing Address:
1200 WATERFRONT CENTRE
200 BURRARD STREET
PO BOX 48600
VANCOUVER BC V7X 1T2
CANADA

Delivery Address:
1200 WATERFRONT CENTRE
200 BURRARD STREET
VANCOUVER BC V6C 3L6
CANADA

DIRECTOR INFORMATION

Last Name, First Name, Middle Name:
Stevenson, Tracy A.

Mailing Address:
SUITE #5
7961 SHAFFER PARKWAY
LITTLETON CO 80127
UNITED STATES

Delivery Address:
SUITE #5
7961 SHAFFER PARKWAY
LITTLETON CO 80127
UNITED STATES

Last Name, First Name, Middle Name:
Clark, John

Mailing Address:
SUITE #5
7961 SHAFFER PARKWAY
LITTLETON CO 80127
UNITED STATES

Delivery Address:
SUITE #5
7961 SHAFFER PARKWAY
LITTLETON CO 80127
UNITED STATES

Last Name, First Name, Middle Name:
Richings, Michael B.

Mailing Address:
SUITE #5
7961 SHAFFER PARKWAY
LITTLETON CO 80127
UNITED STATES

Delivery Address:
SUITE #5
7961 SHAFFER PARKWAY
LITTLETON CO 80127
UNITED STATES

Last Name, First Name, Middle Name:
Adshead-Bell, Nicole Sheri

Mailing Address:
SUITE #5
7961 SHAFFER PARKWAY
LITTLETON CO 80127
UNITED STATES

Delivery Address:
SUITE #5
7961 SHAFFER PARKWAY
LITTLETON CO 80127
UNITED STATES

Last Name, First Name, Middle Name:
Ogryzlo , C. Thomas

Mailing Address:
SUITE #5
7961 SHAFFER PARKWAY
LITTLETON CO 80127
UNITED STATES

Delivery Address:
SUITE #5
7961 SHAFFER PARKWAY
LITTLETON CO 80127
UNITED STATES

Last Name, First Name, Middle Name:
Eppler, W. Durand

Mailing Address:
SUITE #5
7961 SHAFFER PARKWAY
LITTLETON CO 80127
UNITED STATES

Delivery Address:
SUITE #5
7961 SHAFFER PARKWAY
LITTLETON CO 80127
UNITED STATES

Last Name, First Name, Middle Name:
Earnest, Frederick H.

Mailing Address:	**Delivery Address:**
SUITE #5	SUITE #5
7961 SHAFFER PARKWAY	7961 SHAFFER PARKWAY
LITTLETON CO 80127	LITTLETON CO 80127
UNITED STATES	UNITED STATES

AUTHORIZED SHARE STRUCTURE

1.	No Maximum	Common Shares	Without Par Value With Special Rights or Restrictions attached